Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401

Collins Long/Short Credit Fund (the “Fund”)
a series of Trust for Professional Managers (the “Trust”)

Supplement dated February 1, 2018
to the Prospectus and Statement of Additional Information (“SAI”)
dated June 28, 2017, as previously supplemented

Effective February 1, 2018, the Trust’s Board of Trustees approved a change to the name of the Fund to CrossingBridge Long/Short Credit Fund.  There will be no change to the Fund’s investment objective, investment strategies or other policies as a result of the change to the Fund’s name.

All references to “Collins Long/Short Credit Fund” are hereby replaced with “CrossingBridge Long/Short Credit Fund” in the Prospectus and SAI.

Also effective February 1, 2018, the Fund’s website has been updated to www.crossingbridgefunds.com.

All references in the Prospectus and SAI to “www.collinsalternativefunds.com” are hereby replaced with “www.crossingbridgefunds.com".

Please retain this supplement with your Prospectus and SAI.